CHINA CARBON GRAPHITE GROUP
(OTCBB.CHGI)

Corporate Presentation

www.ChinaCarbonInc.com

Safe Harbor Statement

- Our comments may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.
- Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.
- The forward-looking statements contained in this presentation are made only of this date, and China Carbon is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

Symbol:	OTCBB:CHGI
Fiscal Year End:	December 31
Current Share Price:	$1.37 (as of 08-31-09)
Basic Shares Outstanding:	14.9 million (as of 08-31-09)
Fully Diluted Shares Outstanding:	14.9 million (as of 08-31-09)
Fully Diluted Market capitalization:	$ 20.4 million
Revenue (12/31/2008):	$27 million
Net Income* (12/31/2008):	$4.0 million

* before one-time, non-cash exclusion of Deemed preferred dividend of $854,000

Company Overview

- #1 producer and wholesale supplier of fine grain and high purity graphite in China
- One of the top 7 overall producers of carbon and graphite products in China
- One of China's largest privately-owned companies in its industry
- Experienced staff of 553 full time employees (466 in manufacturing, 36 in R&D, 36 in G&A and 15 in sales and marketing)
- Original company formed in 1986
- Reverse merger completed in December 2007
- Operations located in Xinghe County, Inner Mongolia near Beijing



Investment Highlights

- Rapid revenue and profitability growth
- In September 2007, the Company was approved and designated by Ministry of Science & Technology as a "National Hi-tech Enterprise." Of the 400 plus carbon graphite producers in China, China Carbon is the only non-state-owned company to receive this honor.
- Large domestic and international growth opportunities
- Doubling production capacity



Revenue $M
(FY Dec 31)
$4.6
$11.6
$13.4
$16.5
$17.2
$25.4
$27.0
2002
2003
2004
2005
2006
2007
2008



Net Income $M
(FY Dec 31)
$0.8
$1.9
$2.4
$2.5
$2.7
$3.6
$4.0
2002
2003
2004
2005
2006
2007
2008

* before one-time, non-cash exclusion of Deemed preferred dividend of $854,000

China Carbon Products

Graphite Electrodes
(Lower Margin, Finished Product)



High-temperature electric conductors used in electric arc furnaces to melt scrap steel

3 electrodes



Fine Grain Graphite
(Higher Margin, Bulk Product)



Widely used for non-ferrous metals smelting as well as for the manufacture of molds



High Purity Graphite
(Higher Margin, Bulk Product)



Used in aviation, electronics, nuclear energy, the chemical industry, the food industry



Production Process


Raw material
Calcining
Crushing
Screening
Mixing
Kneading
Forming
Baking
Dipping
Graphitization
Machining
Products

Graphite's Unique Properties

Graphite, a form of elemental carbon, has unique properties of both metals and non-metals and is used in numerous low and high tech applications

Properties include:

- Stability and strength at very high temperatures
- Good electrical conductivity
- Low absorption of X-rays and neutrons
- High resistance to erosion, chemical attack and corrosion
- Good machinability
- Low friction; self-lubrication

Example applications



Chemical Industry
Environmental Protection
Pharmaceutical Technology



Pump filled with graphite



Graphite tube to absorb neutrons



Graphite artificial heart valve



Process Equipment
Mechanical Engineering
Sealing Technology
Tool Manufacturing



Graphite sealing rings



Mold for diamond tools



Graphite Dies



Appliances
Glass & Ceramics
Plastics
Construction Technology



Graphite bricks



Graphite mold for telephones



Graphite glasses mold



Semiconductor Technology
Electronics
Electrotechnology
Medical Technology



Graphite circuit board



Graphite heater



Fuel cell graphite plate

Example applications



Iron and Steel
High-temp Technology



Automotive
Racing Sports
Sports Equipment



Satellite Technology
Aerospace, Defense
Marine Technology



Nuclear Technology
Solar Technology
Power Generation, Energy



Graphite electrodes



Graphite brushes



Graphite mold for airplane wing



Graphite blade for propellers



Graphite Crucible



Graphite brake disk



Graphite rocket nozzle



Graphite heat exchanger



Piston rings



Graphite golf shaft



Graphite bearings



Monocrystal pulling device

Large Market Opportunities

- Worldwide total graphite electrode demand exceeds 1.15 million metric tons annually*
- Electrodes are consumed at a rate of one electrode every 8-10 hours
- Increasing demand for high purity graphite with the diameter of more than 600mm

* Graftech 2008 Form 10-K

Nuclear Graphite Opportunities

- Nuclear graphite is used as a moderator or reflector within nuclear reactors slow down neutrons to make them more efficient in producing fission in the fuel.
- Nuclear graphite requires 99.9999% purity and larger sizes
- Chinese central government will invest 450 billion RMB in nuclear power plants by 2020.
- Mainland China has 11 nuclear power reactors in commercial operation, 15 under construction, and 34 planned to start construction*
- Each plant uses up to 10,000 tons of graphite per year**
- The average price of nuclear graphite is 5x that of ultra high electrode graphite, approximate RMB 100,000-200,000/mt.
- Gross margin of nuclear graphite is approximately 50%

* www.world-nuclear.org
**Company estimate

Sales & Marketing

- Sell primarily through distributors
- Over 50 customers in 22 provinces in China
- Top 10 customers represent 60% of sales

Strong R&D

- 36 technical employees engaged in research and development
- One Chinese patent, Patent No IL: 2004 1 0044348.7, for high-density, high strength and wear-resistant graphite material
- Technology cooperation agreement with Hunan University, the only university in China that offers a major in carbon studies
- Informal relationship with Tsinghua University for nuclear research
- Developed fine grain graphite with a length of 3500mm, which is the largest in China's carbon market
- Developing ultra high purity graphite with a diameter of 840mm, which is required for nuclear plants





Environmental Management


ZDHY
ZHONGDAHUAYUAN CERTIFICATION CENTRE (ZDHY)
ENVIRONMENTAL MANAGEMENT SYSTEM
CERTIFICATE
XING HE XINGYONG CARBON CO., LTD

The company meets ISO9001 quality management standards


Issue date, Dec. 30 2005
Valid period
Dec. 30, 2005-Dec. 29, 2008
ZDHY
CNAB
IAF

The company meets ISO14000* environmental management standards

* ISO14001 is an internationally accepted specification for an environmental management system (EMS). It specifies requirements for establishing an environmental policy, determining environmental aspects and impacts of products / activities / services, and management review.

Financial Highlights

Strong Revenue and Income Growth

$ million


Revenue
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$4.6
$0.8
$11.6
$1.9
$13.4
$2.4
$16.5
$2.5
$17.2
$2.7
$25.4
$3.6
$27.0
$4.0
*
2002
2003
2004
2005
2006
2007
2008

*Income before one time exclusion of deemed preferred stock dividend of $854,300.

Key financial data

($ in thousands)	Q1 2009	Q2 2009
Cash	244	6,325
Accounts receivable	4,021	4,766
Property, plant and equipment	23,053	25,758
Total asset	48,138	59,100
Total liability	11,975	22,424
Shareholders' equity	36,163	36,676
Revenue	2,894	3,658
Gross Profit	841	853
Gross Margin	29%	23%
Net Income	471	530
Net Margin	16.3%	14.5%
Earnings Per Share (diluted)	0.03	0.04
Weighted average diluted shares	13,847	14,239

Management Team

- **Donghai Yu, CEO and Director**
  - ✓ Chief Financial Officer since November 2007
  - ✓ Appointed as CEO to lead the company to execute the expansion plan in Nov. 2008
  - ✓ MBA degree from Oklahoma City University.

- **Ting Chen, CFO and Director**
  - ✓ Previous experience: PriceWaterHouse Coopers, Alternative Investment Funds Group
  - ✓ Certified Public Accountant, State of New York
  - ✓ Bachelor degree in Accounting and Economics from City University of New York.

- **Dengyong Jin, General Manager of China Operations**
  - ✓ President and chief executive officer of China operation since 2001
  - ✓ More than 20 years of experience in the carbon industry
  - ✓ Bachelor degree in economics from Inner Mongolia Television University of China

- **Hongbo Liu, Independent Director**
  - ✓ One of China's top scholars in carbon graphite studies
  - ✓ Professor at Hunan University in Hunan province
  - ✓ Granted a special annual allowance for outstanding scholars in China by the PRC Department of State since 1997.
  - ✓ Doctorate degree in engineering from Hunan University .

Growth Strategy

Near Term Strategy

- Double capacity from 15,000 tons to 30,000 tons
- Expand sales of fine grain and high purity graphite to fill capacity
- Acquire other carbon graphite companies in China

Long Term Strategy

- Develop nuclear graphite capabilities and capacity for new nuclear power plants

Recent development

- Retired warrants to purchase 5,875,000 shares of common stock through the issuance of 887,500 shares of common stock.
- First to develop fine grain graphite blocks with a length of 3500 mm - the largest size available in China's carbon market
- Started the expansion process to double capacity in August 2009

Thank you!

Investor Relations Contact:

Ting Chen: IR@ChinaCarbonInc.com

Tel : 0086-474-7209723

Fax: 0086-474-7209799

Website: www.ChinaCarbonInc.com

Address: 787 Xicheng Wai, Chengguan Town,
Xinghe County, Inner Mongolia
China 013650